EXHIBIT 10.1


                                ZYTEC CORPORATION

                       FIRST AMENDMENT TO CREDIT AGREEMENT


Harris Trust and Savings Bank
Chicago, Illinois

Firstar Bank of Minnesota,
  National Association
Bloomington, Minnesota

Ladies and Gentlemen:

         Reference is hereby made to that certain Credit Agreement dated as of May 30, 1996 (the "Credit Agreement") among the undersigned, Zytec Corporation, a Minnesota corporation (the "Company"), you (the "Lenders") and Harris Trust and Savings Bank, as agent for the Lenders (the "Agent"). All defined terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

         The Company and the Lenders are hereby amending the Credit Agreement to reflect that the Commitments shall reduce by $10,000,000 as of August 31, 1996, and not by $13,000,000 as is currently reflected in the Credit Agreement.

         1. AMENDMENT.

         Upon satisfaction of all of the conditions precedent set forth in
Section 2 hereof, Section 3.4(b) of the Credit Agreement shall be amended by deleting the amount "$13,000,000" appearing therein and substituting therefor the amount "$10,000,000."

         2. CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

         (a) The Company and each of the Lenders shall have executed this Amendment.

         (b) The Agent shall have received the favorable written opinion of counsel for the Company in form and substance satisfactory to the Lenders.

         3. MISCELLANEOUS

         (a) Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Credit Agreement itself, the Notes or any communication issued or made pursuant to or with respect to the Credit Agreement or the Notes, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

         (b) This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

         Upon acceptance hereof by the Agent and the Lenders in the manner hereinafter set forth, this Amendment shall be a contract between us for the purposes hereinabove set forth.

         Dated as of this 18th day of July, 1996.


                                   ZYTEC CORPORATION

                                   By:   /s/ John B. Rogers
                                      Its:  Vice President Finance & Treasurer

         Accepted and agreed to as of the date and year last above written.

                                      HARRIS TRUST AND SAVINGS BANK
                                           individually and as Agent

                                      By:  /s/ Catherine C. Ciolek
                                         Its:  Vice President



                                      FIRSTAR BANK OF MINNESOTA, NATIONAL
                                         ASSOCIATION

                                      By:  /s/ Karen S. Paris
                                         Its:  Vice President